T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

Supplement to prospectus dated July 1, 2006

Important Information about the T. Rowe Price Tax-Free Intermediate Bond Fund

On November 13, 2006, the assets of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Summit Municipal Intermediate Fund. As a result, the fund is no longer available for purchase.

If you have any questions, please call us at 1-800-225-5132.

The date of this supplement is November 13, 2006

C03-041 11/13/06